UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: S&P 500 Index Fund of Merrill Lynch Index Funds, Inc.
              Master S&P 500 Index Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

                       Merrill Lynch
                       S&P 500 Index Fund
                       Of Merrill Lynch Index Funds, Inc.

                       Annual Report
                       December 31, 2005

Merrill Lynch S&P 500 Index Fund

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch S&P 500 Index Fund during the fiscal year ended December 31, 2005:

================================================================================
Record Date                                    July 21, 2005   December 15, 2005
Payable Date                                   July 27, 2005   December 21, 2005
================================================================================
Qualified Dividend
Income for Individuals                              100%              100%
--------------------------------------------------------------------------------
Dividends Qualifying for the
Dividends Received Deduction
for Corporations                                    100%              100%
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month      12-month
===========================================================================================
U.S. equities (Standard & Poor's 500 Index)                           + 5.77%       + 4.91%
-------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                          + 5.88        + 4.55
-------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)       +14.88        +13.54
-------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                   - 0.08        + 2.43
-------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 0.60        + 3.51
-------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)        + 1.48        + 2.26
-------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                  Sincerely,

                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  President and Director/Trustee


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005              3

A Discussion With Your Fund's Portfolio Managers

      Amid a volatile investing environment, the Fund was able to meet its objective of closely replicating the returns of the S&P 500 Index during the year.

How did the portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Merrill Lynch S&P 500 Index Fund's Class A and Class I Shares had total returns of +4.38% and +4.63%, respectively. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +4.91%.

As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500, a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 Index fluctuated during the past 12 months, the Fund's performance generally tracked that of the Index.

The U.S. equity markets exhibited substantial volatility over the 12-month period, moving sideways for much of the year. The period got off to a rough start after a very strong fourth quarter of 2004. Economically sensitive and small-capitalization stocks fared the worst out of the gate. January 2005 was characterized by mixed economic data, higher interest rates, disappointing corporate earnings reports and climbing oil prices. In February, the market reversed course and performed well, even as productivity growth slowed and oil prices continued to climb. By March, however, stock prices resumed their downward slide, hurt by a combination of a worse-than-expected trade deficit, mixed economic news, continued-high oil prices and rising interest rates.

In April, retail sales, payroll data, and consumer and business sentiment weakened. For most of the month, equity markets were dogged by continuing inflation concerns, particularly as the price of oil climbed above $57 per barrel. The month closed with the release of March data indicating a particularly large jump in the Consumer Price Index, which worried investors concerned about the prospect of higher interest rates. May brought the announcement of slower-than-expected economic growth (with 3.1% gross domestic product growth in the first quarter). But despite concerns about slower economic activity, decelerating corporate profit growth and high oil prices, first-quarter earnings reports remained strong, leading to a stock market rally. June, however, brought a slowdown in the equity market as further worries about a slower economy dampened markets.

July was an impressive month for equity performance. The market was able to overcome the drag provided by a strong dollar, higher energy prices and a major terrorist attack in London. That attack caused an immediate 4% drop in the S&P 500 Index. However, investors quickly rebounded, and the market losses were recovered only one day later. August brought another reversal, as higher oil prices continued to engender fears of economic weakness. In the aftermath of Hurricane Katrina, the price of oil reached $70 per barrel. The market turned slightly positive in September as improved profits in the energy sector offset weakness in the retail, transportation, tourism and insurance sectors.

Stock prices slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite economic growth of 4.1% for the third quarter of 2005, short-term interest rates rose, oil prices remained historically high and consumer confidence declined. In November, equities were resilient in the face of further interest rate hikes, high energy prices and the strength of the U.S. dollar, which cut into the profits of domestic companies that do business internationally. Stock values rebounded as companies' strong productivity and high profit margins led to solid earnings growth, and as oil prices fell to the mid-$50-per-barrel range. After nearly six weeks of stock market gains, equity performance was uninspiring in December, with thin trading volumes causing volatile movements in stock prices. Compounding the mixed results and leaving investors uncertain about the direction of the economy in 2006 was the fact that the yield curve inverted between the two-year and 10-year sectors at the end of December. That is, 10-year bond yields fell below two-year yields. Such inversions are historically a harbinger of an economic downturn.

For the full year, the S&P 500 Index's +4.91% return lagged the +12.56% return of the S&P MidCap 400 Index and the +7.68% return of the S&P SmallCap 600 Index.


4       MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

As expected, interest rates moved considerably during the period as the yield curve flattened. The Federal Reserve Board continued its "measured" pace of monetary tightening by raising the federal funds rate in 25 basis point increments eight times in 2005. This brought the target short-term interest rate to 4.25% by year-end.

What changes were made to the portfolio during the period?

Throughout the year, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

The S&P 500 Index made the transition to a "free-float" or "float-adjusted" methodology for calculating market capitalization. The transition occurred in two phases taking place in March and then September. With the change, only the shares of company stock that are readily available in the public market are used to calculate a company's market capitalization. Float adjustment excludes shares that are closely held by other publicly traded companies, control groups (majority shareholders retaining their majority) or government agencies. Accordingly, the number of shares used to make index calculations reflect only those shares that actually are available to investors, not all of a company's outstanding shares. The value of a float-adjusted index more accurately reflects the combined market value of companies available for public trading. To maintain a tight tracking to the benchmark, we adjusted the portfolio to be in line with the revised composition of the Index.

How would you characterize the Fund's position at the close of the period?

After several years of above-average growth, the economy and corporate earnings are likely to slow in 2006. Against this backdrop, the portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the market takes.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

January 9, 2006


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005              5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund, which offers two pricing alternatives:

o Class A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of .25% per year.

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                               6-Month        12-Month     Since Inception
As of December 31, 2005                     Total Return    Total Return     Total Return
==========================================================================================
ML S&P 500 Index Fund Class A Shares*           +5.45%          +4.38%          +80.89%
------------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class I Shares*           +5.55           +4.63           +84.84
------------------------------------------------------------------------------------------
S&P 500(R) Index **                             +5.77           +4.91           +90.47
------------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/03/97.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 4/03/97.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class A & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class I Shares compared to growth of an investment in the Standard & Poor's 500 Index. Values are from April 3, 1997 to December 2005.

                          S&P 500               S&P 500
                    Index Fund+--         Index Fund+--        Standard & Poor's
                  Class A Shares*       Class I Shares*              500 Index++
4/03/97**                 $10,000               $10,000                  $10,000
12/97                     $13,053               $13,080                  $13,103
12/98                     $16,702               $16,774                  $16,848
12/99                     $20,069               $20,204                  $20,393
12/00                     $18,138               $18,299                  $18,537
12/01                     $15,873               $16,069                  $16,333
12/02                     $12,282               $12,451                  $12,724
12/03                     $15,723               $15,981                  $16,373
12/04                     $17,329               $17,666                  $18,155
12/05                     $18,089               $18,484                  $19,047

* Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master S&P 500 Index Series of Quantitative Master Series Trust. The Trust's investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Average Annual Total Return

Class A Shares                                                            Return
================================================================================
One Year Ended 12/31/05                                                   +4.38%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                 -0.05
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/05                                      +7.01
--------------------------------------------------------------------------------

Class I Shares                                                            Return
================================================================================
One Year Ended 12/31/05                                                   +4.63%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                 +0.20
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/05                                      +7.28
--------------------------------------------------------------------------------


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005              7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                 Beginning              Ending         During the Period*
                                               Account Value         Account Value      July 1, 2005 to
                                               July 1, 2005        December 31, 2005   December 31, 2005
=========================================================================================================
Actual
=========================================================================================================
Class A                                            $1,000              $1,054.50             $3.19
---------------------------------------------------------------------------------------------------------
Class I                                            $1,000              $1,055.50             $1.91
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                            $1,000              $1,021.99             $3.14
---------------------------------------------------------------------------------------------------------
Class I                                            $1,000              $1,023.24             $1.88
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.62% for Class A and .37% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Statement of Assets and Liabilities             Merrill Lynch S&P 500 Index Fund

As of December 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Investment in Master S&P 500 Index Series (the "Series"), at value
                 (identified cost--$1,941,908,907) ............................................                     $ 2,441,915,313
               Prepaid expenses ...............................................................                              36,471
                                                                                                                    ---------------
               Total assets ...................................................................                       2,441,951,784
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
               Payables:
                   Administrative fees ........................................................  $       475,729
                   Distributor ................................................................          192,801            668,530
                                                                                                 ---------------
               Accrued expenses and other liabilities .........................................                             464,878
                                                                                                                    ---------------
               Total liabilities ..............................................................                           1,133,408
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets .....................................................................                     $ 2,440,818,376
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
               Class A Shares of Common Stock, $.0001 par value, 250,000,000 shares authorized                      $         5,876
               Class I Shares of Common Stock, $.0001 par value, 250,000,000 shares authorized                               10,096
               Paid-in capital in excess of par ...............................................                       2,204,638,266
               Undistributed investment income--net ...........................................  $       622,175
               Accumulated realized capital losses allocated from the Series--net .............     (264,464,443)
               Unrealized appreciation allocated from the Series--net .........................      500,006,406
                                                                                                 ---------------
               Total accumulated earnings--net ................................................                         236,164,138
                                                                                                                    ---------------
               Net Assets .....................................................................                     $ 2,440,818,376
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
               Class A--Based on net assets of $896,795,549 and 58,762,750 shares outstanding .                     $         15.26
                                                                                                                    ===============
               Class I--Based on net assets of $1,544,022,827 and 100,955,076 shares outstanding                    $         15.29
                                                                                                                    ===============

      See Notes to Financial Statements.


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005              9

Statement of Operations                         Merrill Lynch S&P 500 Index Fund

For the Year Ended December 31, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
               Net investment income allocated from the Series:
                  Dividends ..................................................................                      $    47,009,869
                  Interest from affiliates ...................................................                              406,790
                  Securities lending .........................................................                              287,481
                  Expenses ...................................................................                             (830,733)
                                                                                                                    ---------------
               Total income ..................................................................                           46,873,407
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
               Administration fees ...........................................................   $     6,242,399
               Account maintenance fees--Class A .............................................         2,294,067
               Transfer agent fees ...........................................................         1,560,689
               Printing and shareholder reports ..............................................           125,183
               Professional fees .............................................................            66,200
               Registration fees .............................................................            39,673
               Directors' fees and expenses ..................................................            28,479
               Other .........................................................................           144,337
                                                                                                 ---------------
               Total expenses ................................................................                           10,501,027
                                                                                                                    ---------------
               Investment income--net ........................................................                           36,372,380
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Series--Net
-----------------------------------------------------------------------------------------------------------------------------------
               Realized gain (loss) on:
                  Investments--net ...........................................................       (21,393,989)
                  Futures contracts--net .....................................................           644,383        (20,749,606)
                                                                                                 ---------------
               Change in unrealized appreciation/depreciation on investments and futures
                 contracts--net ..............................................................                           98,239,241
                                                                                                                    ---------------
               Total realized and unrealized gain--net .......................................                           77,489,635
                                                                                                                    ---------------
               Net Increase in Net Assets Resulting from Operations ..........................                      $   113,862,015
                                                                                                                    ===============

      See Notes to Financial Statements.


10      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Statements of Changes in Net Assets             Merrill Lynch S&P 500 Index Fund

                                                                                                          For the Year Ended
                                                                                                             December 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                     2005               2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net ........................................................   $    36,372,380    $    38,728,843
               Realized loss--net ............................................................       (20,749,606)       (22,528,106)
               Change in unrealized appreciation/depreciation--net ...........................        98,239,241        228,800,431
                                                                                                 ----------------------------------
               Net increase in net assets resulting from operations ..........................       113,862,015        245,001,168
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net:
                  Class A ....................................................................       (12,092,872)       (12,456,120)
                  Class I ....................................................................       (24,385,969)       (25,908,960)
                                                                                                 ----------------------------------
               Net decrease in net assets resulting from dividends to shareholders ...........       (36,478,841)       (38,365,080)
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
               Net increase (decrease) in net assets derived from capital share transactions .      (229,596,389)        77,228,211
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Total increase (decrease) in net assets .......................................      (152,213,215)       283,864,299
               Beginning of year .............................................................     2,593,031,591      2,309,167,292
                                                                                                 ----------------------------------
               End of year* ..................................................................   $ 2,440,818,376    $ 2,593,031,591
                                                                                                 ==================================
                  * Undistributed investment income--net .....................................   $       622,175    $       728,636
                                                                                                 ==================================

      See Notes to Financial Statements.


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             11

Financial Highlights                            Merrill Lynch S&P 500 Index Fund

                                                                                             Class A
                                                              --------------------------------------------------------------------
                                                                                 For the Year Ended December 31,
The following per share data and ratios have been derived     --------------------------------------------------------------------
from information provided in the financial statements.            2005          2004           2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .......   $    14.81    $    13.62     $    10.75     $    14.05    $    16.16
                                                              --------------------------------------------------------------------
                 Investment income--net ...................          .19+          .20+           .14+           .13+          .10
                 Realized and unrealized gain (loss)--net .          .46          1.19           2.87          (3.31)        (2.12)
                                                              --------------------------------------------------------------------
                 Total from investment operations .........          .65          1.39           3.01          (3.18)        (2.02)
                                                              --------------------------------------------------------------------
                 Less dividends from investment income--net         (.20)         (.20)          (.14)          (.12)         (.09)
                                                              --------------------------------------------------------------------
                 Net asset value, end of year .............   $    15.26    $    14.81     $    13.62     $    10.75    $    14.05
                                                              ====================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .......         4.38%        10.22%         28.02%        (22.62%)      (12.49%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement ...........          .60%          .59%           .61%           .61%          .62%
                                                              ====================================================================
                 Expenses .................................          .60%          .59%           .61%           .61%          .63%
                                                              ====================================================================
                 Investment income--net ...................         1.27%         1.42%          1.19%          1.03%          .71%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) ...   $  896,796    $  939,608     $  880,875     $  648,569    $  772,750
                                                              ====================================================================
                 Portfolio turnover from the Series .......        10.80%         5.84%          3.60%          4.59%         3.21%
                                                              ====================================================================

* Includes the Fund's share of the Series' allocated expenses and investment income--net.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


12      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Financial Highlights (concluded)                Merrill Lynch S&P 500 Index Fund

                                                                                             Class I
                                                              --------------------------------------------------------------------
                                                                                  For the Year Ended December 31,
The following per share data and ratios have been derived     --------------------------------------------------------------------
from information provided in the financial statements.            2005          2004           2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .......   $    14.84    $    13.64     $    10.76     $    14.08    $    16.18
                                                              --------------------------------------------------------------------
                 Investment income--net ...................          .23+          .24+           .17+           .16+          .13
                 Realized and unrealized gain (loss)--net .          .46          1.19           2.88          (3.33)        (2.10)
                                                              --------------------------------------------------------------------
                 Total from investment operations .........          .69          1.43           3.05          (3.17)        (1.97)
                                                              --------------------------------------------------------------------
                 Less dividends from investment income--net         (.24)         (.23)          (.17)          (.15)         (.13)
                                                              --------------------------------------------------------------------
                 Net asset value, end of year .............   $    15.29    $    14.84     $    13.64     $    10.76    $    14.08
                                                              ====================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .......         4.63%        10.55%         28.35%        (22.51%)      (12.19%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement ...........          .35%          .34%           .36%           .36%          .37%
                                                              ====================================================================
                 Expenses .................................          .35%          .34%           .36%           .36%          .38%
                                                              ====================================================================
                 Investment income--net ...................         1.52%         1.68%          1.44%          1.27%          .97%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) ...   $1,544,023    $1,653,423     $1,428,292     $  931,917    $1,108,832
                                                              ====================================================================
                 Portfolio turnover from the Series .......        10.80%         5.84%          3.60%          4.59%         3.21%
                                                              ====================================================================

* Includes the Fund's share of the Series' allocated expenses and investment income--net.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             13

Notes to Financial Statements   Merrill Lynch S&P 500 Index Fund

1. Significant Accounting Policies:

Merrill Lynch S&P 500 Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Series owned by the Fund at December 31, 2005 was 82.9%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to their account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $38,452,765 has been reclassified between accumulated realized capital losses on investments and paid-in capital in excess of par as a result of a permanent difference attributable to net gains realized on the distribution of securities not recognized for tax purposes. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administrative Services Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .245% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. MLIM has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding account maintenance fees) will not exceed .40%. This arrangement has a one-year term and is renewable.

The Fund may pay a monthly investment advisory fee at an annual rate of .05% based upon the average daily value of the Fund's net assets. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Series. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.


14      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Notes to Financial Statements (concluded)       Merrill Lynch S&P 500 Index Fund

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(229,596,389) and $77,228,211 for the years ended December 31, 2005 and the year ended December 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        12,923,712      $ 191,625,954
Shares issued to shareholders in
  reinvestment of dividends ..............           711,901         11,022,539
                                               --------------------------------
Total issued .............................        13,635,613        202,648,493
Shares redeemed ..........................       (18,311,289)      (272,700,248)
                                               --------------------------------
Net decrease .............................        (4,675,676)     $ (70,051,755)
                                               ================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        19,152,185      $ 266,604,093
Shares issued to shareholders in
  reinvestment of dividends ..............           773,559         11,276,761
                                               --------------------------------
Total issued .............................        19,925,744        277,880,854
Shares redeemed ..........................       (21,176,733)      (295,567,495)
                                               --------------------------------
Net decrease .............................        (1,250,989)     $ (17,686,641)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        29,513,490      $ 437,446,074
Shares issued to shareholders in
  reinvestment of dividends ..............         1,521,707         23,608,528
                                               --------------------------------
Total issued .............................        31,035,197        461,054,602
Shares redeemed ..........................       (41,483,347)      (620,599,236)
                                               --------------------------------
Net decrease .............................       (10,448,150)     $(159,544,634)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        38,557,248      $ 537,823,786
Shares issued to shareholders in
  reinvestment of dividends ..............         1,718,853         25,111,714
                                               --------------------------------
Total issued .............................        40,276,101        562,935,500
Shares redeemed ..........................       (33,555,631)      (468,020,648)
                                               --------------------------------
Net increase .............................         6,720,470      $  94,914,852
                                               ================================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-------------------------------------------------------------------------------
                                                12/31/2005          12/31/2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................     $  36,478,841      $  38,365,080
                                               --------------------------------
Total taxable distributions ..............     $  36,478,841      $  38,365,080
                                               ================================

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................       $     622,175
Undistributed long-term capital gains--net ..............                  --
                                                                -------------
Total undistributed earnings--net .......................             622,175
Capital loss carryforward ...............................        (150,445,859)*
Unrealized gains--net ...................................         385,987,822**
                                                                -------------
Total accumulated earnings--net .........................       $ 236,164,138
                                                                =============

* On December 31, 2005, the Fund had a net capital loss carryforward of $150,445,859, of which $4,944,930 expires in 2008, $14,600,496 expires in
      2009, $73,055,477 expires in 2010, $7,823,922 expires in 2011, $21,618,948 expires in 2012 and $28,402,086 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the deferral of post-October capital losses for tax purposes.


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             15

Report of Independent Registered Public Accounting Firm
                                                Merrill Lynch S&P 500 Index Fund

To the Shareholders and Board of Directors of Merrill Lynch Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch S&P 500 Index Fund, one of the series constituting Merrill Lynch Index Funds, Inc. (the "Fund"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006


16      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Portfolio Information                                Master S&P 500 Index Series

As of December 31, 2005

S&P 500 Index                                                         Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Financials ..................................................              19.1%
Information Technology ......................................              13.5
Health Care .................................................              11.9
Industrials .................................................              10.1
Consumer Discretionary ......................................               9.8
Consumer Staples ............................................               8.6
Energy ......................................................               8.3
Utilities ...................................................               3.0
Materials ...................................................               2.7
Telecommunication Services ..................................               2.7
Other* ......................................................              10.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             17

Summary Schedule of Investments                      Master S&P 500 Index Series

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                         Shares                                                                          Percent of
Industry                                   Held      Common Stocks                                        Value          Net Assets
===================================================================================================================================
Aerospace & Defense                     211,920      Boeing Co.                                      $  14,885,261            0.5%
                                        267,396      United Technologies Corp.                          14,950,110            0.5
                                                     Other Securities                                   36,226,001            1.2
                                                                                                     ------------------------------
                                                                                                        66,061,372            2.2
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                 289,700      United Parcel Service, Inc. Class B                21,770,955            0.7
                                                     Other Securities                                    8,516,191            0.3
                                                                                                     ------------------------------
                                                                                                        30,287,146            1.0
-----------------------------------------------------------------------------------------------------------------------------------
Airlines                                             Other Securities                                    3,131,476            0.1
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components                                      Other Securities                                    4,859,021            0.2
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles                                          Other Securities                                   10,607,438            0.4
-----------------------------------------------------------------------------------------------------------------------------------
Beverages                               543,428      The Coca-Cola Co.                                  21,905,583            0.7
                                        435,588      PepsiCo, Inc.                                      25,734,539            0.9
                                                     Other Securities                                   16,412,054            0.6
                                                                                                     ------------------------------
                                                                                                        64,052,176            2.2
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology                           324,047      Amgen, Inc. (a)                                    25,554,346            0.9
                                                     Other Securities                                   20,145,329            0.7
                                                                                                     ------------------------------
                                                                                                        45,699,675            1.6
-----------------------------------------------------------------------------------------------------------------------------------
Building Products                                    Other Securities                                    5,306,302            0.2
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets                         118,400      Goldman Sachs Group, Inc.                          15,120,864            0.5
                                        241,267      Merrill Lynch & Co., Inc. (b)                      16,341,014            0.6
                                        282,998      Morgan Stanley                                     16,057,307            0.5
                                                     Other Securities                                   46,480,248            1.6
                                                                                                     ------------------------------
                                                                                                        93,999,433            3.2
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals                                            Other Securities                                   45,863,837            1.6
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                      1,061,206      Bank of America Corp.                              48,974,657            1.7
                                        483,265      U.S. Bancorp                                       14,444,791            0.5
                                        413,726      Wachovia Corp. (e)                                 21,869,556            0.7
                                        439,022      Wells Fargo & Co.                                  27,583,752            0.9
                                                     Other Securities                                   56,087,250            1.9
                                                                                                     ------------------------------
                                                                                                       168,960,006            5.7
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                       Other Securities                                   20,662,290            0.7
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment              1,612,771      Cisco Systems, Inc. (a)                            27,610,640            0.9
                                        652,769      Motorola, Inc.                                     14,746,052            0.5
                                        431,660      QUALCOMM, Inc.                                     18,595,913            0.6
                                                     Other Securities                                   19,127,115            0.7
                                                                                                     ------------------------------
                                                                                                        80,079,720            2.7
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                 220,334      Apple Computer, Inc. (a)                           15,839,811            0.5
                                        617,916      Dell, Inc. (a)                                     18,531,301            0.6
                                        752,117      Hewlett-Packard Co.                                21,533,110            0.7
                                        414,667      International Business Machines Corp.              34,085,627            1.2
                                                     Other Securities                                   19,086,182            0.7
                                                                                                     ------------------------------
                                                                                                       109,076,031            3.7
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                           Other Securities                                    1,557,639            0.1
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials                               Other Securities                                    1,656,284            0.1
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                        325,984      American Express Co.                               16,775,137            0.6
                                                     Other Securities                                   21,616,751            0.7
                                                                                                     ------------------------------
                                                                                                        38,391,888            1.3


18      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                         Shares                                                                          Percent of
Industry                                   Held      Common Stocks                                        Value          Net Assets
===================================================================================================================================
Containers & Packaging                               Other Securities                                $   5,354,450            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Distributors                                         Other Securities                                    1,871,607            0.1
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services                        Other Securities                                    4,753,177            0.2
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services        1,328,236      Citigroup, Inc.                                    64,459,293            2.2
                                        926,456      JPMorgan Chase & Co.                               36,771,039            1.2
                                                     Other Securities                                   10,673,986            0.4
                                                                                                     ------------------------------
                                                                                                       111,904,318            3.8
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication         1,025,535      AT&T, Inc.                                         25,115,352            0.8
Services                                736,228      Verizon Communications, Inc.                       22,175,187            0.8
                                                     Other Securities                                   17,610,778            0.6
                                                                                                     ------------------------------
                                                                                                        64,901,317            2.2
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                   Other Securities                                   46,241,955            1.6
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                                 Other Securities                                   13,171,757            0.4
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                               Other Securities                                    9,389,930            0.3
Instruments
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services             151,754      Schlumberger Ltd.                                  14,742,901            0.5
                                                     Other Securities                                   35,367,450            1.2
                                                                                                     ------------------------------
                                                                                                        50,110,351            1.7
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                655,855      Wal-Mart Stores, Inc. (e)                          30,694,014            1.0
                                                     Other Securities                                   40,171,567            1.4
                                                                                                     ------------------------------
                                                                                                        70,865,581            2.4
-----------------------------------------------------------------------------------------------------------------------------------
Food Products                                        Other Securities                                   30,860,401            1.0
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                        Other Securities                                      730,648            0.0
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &                 317,540      Medtronic, Inc. (e)                                18,280,778            0.6
Supplies                                             Other Securities                                   44,523,498            1.5
                                                                                                     ------------------------------
                                                                                                        62,804,276            2.1
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                 361,656      UnitedHealth Group, Inc.                           22,473,304            0.8
Services                                             Other Securities                                   72,015,313            2.4
                                                                                                     ------------------------------
                                                                                                        94,488,617            3.2
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                        Other Securities                                   45,890,668            1.6
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables                                   Other Securities                                   22,440,736            0.8
-----------------------------------------------------------------------------------------------------------------------------------
Household Products                      879,964      Procter & Gamble Co.                               50,932,316            1.7
                                                     Other Securities                                   17,659,364            0.6
                                                                                                     ------------------------------
                                                                                                        68,591,680            2.3
-----------------------------------------------------------------------------------------------------------------------------------
IT Services                                          Other Securities                                   30,492,574            1.0
-----------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                        Other Securities                                   18,923,418            0.6
Energy Traders
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                199,488      3M Co.                                             15,460,320            0.5
                                      2,774,181      General Electric Co.                               97,235,044            3.3
                                        535,025      Tyco International Ltd.                            15,440,821            0.5
                                                     Other Securities                                    2,595,304            0.1
                                                                                                     ------------------------------
                                                                                                       130,731,489            4.4
-----------------------------------------------------------------------------------------------------------------------------------
Insurance                               681,507      American International Group, Inc.                 46,499,223            1.6
                                                     Other Securities                                   97,346,260            3.3
                                                                                                     ------------------------------
                                                                                                       143,845,483            4.9
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                            Other Securities                                   16,360,690            0.6
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                         Other Securities                                   12,782,867            0.4
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                         Other Securities                                    5,243,977            0.2
-----------------------------------------------------------------------------------------------------------------------------------
Machinery                                            Other Securities                                   42,143,447            1.4
-----------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             19

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                         Shares                                                                          Percent of
Industry                                   Held      Common Stocks                                        Value          Net Assets
===================================================================================================================================
Media                                 1,224,184      Time Warner, Inc. (e)                           $  21,349,769            0.7%
                                                     Other Securities                                   77,574,869            2.7
                                                                                                     ------------------------------
                                                                                                        98,924,638            3.4
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                      Other Securities                                   24,639,854            0.8
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                      Other Securities                                   32,685,521            1.1
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                     Other Securities                                   33,796,150            1.1
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics                                   Other Securities                                    3,532,144            0.1
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels             589,460      Chevron Corp.                                      33,463,644            1.2
                                        368,178      ConocoPhillips                                     21,420,596            0.7
                                      1,633,712      Exxon Mobil Corp. (d)                              91,765,603            3.1
                                                     Other Securities                                   77,455,808            2.6
                                                                                                     ------------------------------
                                                                                                       224,105,651            7.6
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                              Other Securities                                   10,554,325            0.4
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products                                    Other Securities                                    4,186,352            0.1
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                         407,317      Abbott Laboratories                                16,060,509            0.5
                                        298,477      Eli Lilly & Co. (e)                                16,890,813            0.6
                                        786,577      Johnson & Johnson                                  47,273,278            1.6
                                        574,057      Merck & Co., Inc.                                  18,260,753            0.6
                                      1,935,481      Pfizer, Inc.                                       45,135,417            1.5
                                        352,399      Wyeth                                              16,235,022            0.6
                                                     Other Securities                                   30,101,238            1.0
                                                                                                     ------------------------------
                                                                                                       189,957,030            6.4
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate                                          Other Securities                                   22,614,685            0.8
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                          Other Securities                                   19,542,532            0.7
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor        1,582,831      Intel Corp.                                        39,507,462            1.3
Equipment                               426,272      Texas Instruments, Inc.                            13,670,543            0.5
                                                     Other Securities                                   42,581,401            1.5
                                                                                                     ------------------------------
                                                                                                        95,759,406            3.3
-----------------------------------------------------------------------------------------------------------------------------------
Software                              2,403,324      Microsoft Corp. (d)                                62,846,923            2.1
                                                     Other Securities                                   41,763,685            1.4
                                                                                                     ------------------------------
                                                                                                       104,610,608            3.5
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                        557,686      Home Depot, Inc. (e)                               22,575,129            0.8
                                        201,540      Lowe's Cos., Inc. (e)                              13,434,656            0.5
                                                     Other Securities                                   30,364,412            1.0
                                                                                                     ------------------------------
                                                                                                        66,374,197            2.3
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury                           Other Securities                                   11,464,299            0.4
Goods
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                           Other Securities                                   48,499,408            1.6
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco                                 546,718      Altria Group, Inc.                                 40,850,769            1.4
                                                     Other Securities                                    4,105,025            0.1
                                                                                                     ------------------------------
                                                                                                        44,955,794            1.5
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies &                                  Other Securities                                    1,482,079            0.1
Distributors
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication              775,515      Sprint Nextel Corp.                                18,116,030            0.6
Services                                             Other Securities                                    6,564,735            0.2
                                                                                                     ------------------------------
                                                                                                        24,680,765            0.8
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Total Common Stocks
                                                     (Cost--$2,397,523,040)                          2,957,512,586          100.4
===================================================================================================================================


20      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Summary Schedule of Investments (concluded)          Master S&P 500 Index Series

                            Beneficial                                                                                   Percent of
                              Interest      Short-Term Securities                                        Value            Net Asset
===================================================================================================================================
                          $  5,655,927      Merrill Lynch Liquidity Series, LLC
                                            Cash Sweep Series I (b)                                 $    5,655,927            0.2%
                           335,568,900      Merrill Lynch Liquidity Series, LLC
                                            Money Market Series (b)(c)                                 335,568,900           11.4
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Securities
                                            (Cost--$341,224,827)                                       341,224,827           11.6
===================================================================================================================================
Total Investments (Cost--$2,738,747,867*)                                                            3,298,737,413          112.0

Liabilities in Excess of Other Assets                                                                 (352,955,686)         (12.0)
                                                                                                    -------------------------------
Net Assets                                                                                          $2,945,781,727          100.0%
                                                                                                    ===============================

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................    $2,824,974,688
                                                                 ==============
      Gross unrealized appreciation .........................    $  680,614,727
      Gross unrealized depreciation .........................      (206,852,002)
                                                                 --------------
      Net unrealized appreciation ...........................    $  473,762,725
                                                                 ==============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                         Net           Interest
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co.                                 (2,300)      $192,551
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                         $ (8,174,589)      $484,157
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                         $140,261,620       $342,485
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security, or a portion of security, is on loan.
o "Other Securities" represent issues that are not identified as the largest 50 holdings of the Series and issues not exceeding 1% of net assets.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration        Face          Unrealized
      Contracts        Issue            Date           Value        Depreciation
      --------------------------------------------------------------------------
           43         S&P 500          March
                       Index            2006        $13,560,267       $(71,167)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             21

Statement of Assets and Liabilities                  Master S&P 500 Index Series

As of December 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Investments in unaffiliated securities, at value (including securities loaned
                 of $323,644,778) (identified cost--$2,386,617,807) ..........................                      $ 2,941,171,572
                Investments in affiliated securities, at value (identified cost--$352,130,060)                          357,565,841
                Cash .........................................................................                              158,171
                Receivables:
                   Securities sold ...........................................................   $    30,392,116
                   Dividends .................................................................         4,384,062
                   Contributions .............................................................         2,260,621
                   Security lending ..........................................................            26,271         37,063,070
                                                                                                 ---------------
                Prepaid expenses .............................................................                               23,277
                                                                                                                    ---------------
                Total assets .................................................................                        3,335,981,931
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                Collateral on securities loaned, at value ....................................                          335,568,900
                Payables:
                   Withdrawals ...............................................................        50,530,323
                   Securities purchased ......................................................         3,799,145
                   Variation margin ..........................................................            33,938
                   Other affiliates ..........................................................            32,256
                   Investment adviser ........................................................            11,671         54,407,333
                                                                                                 ---------------
                Accrued expenses and other liabilities .......................................                              223,971
                                                                                                                    ---------------
                Total liabilities ............................................................                          390,200,204
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets ...................................................................                      $ 2,945,781,727
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                Investors' capital ...........................................................                      $ 2,385,863,348
                Unrealized appreciation--net .................................................                          559,918,379
                                                                                                                    ---------------
                Net Assets ...................................................................                      $ 2,945,781,727
                                                                                                                    ===============

      See Notes to Financial Statements.


22      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Statement of Operations                              Master S&P 500 Index Series

For the Year Ended December 31, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends (including $192,551 from affiliates) ........................                      $    55,817,902
                       Interest from affiliates ..............................................                              484,157
                       Securities lending ....................................................                              342,485
                                                                                                                    ---------------
                       Total income ..........................................................                           56,644,544
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Accounting services ...................................................   $       423,819
                       Investment advisory fees ..............................................           151,287
                       Professional fees .....................................................           145,417
                       Custodian fees ........................................................           125,174
                       Printing and shareholder reports ......................................            36,879
                       Trustees' fees and expenses ...........................................            25,379
                       Other .................................................................            77,495
                                                                                                 ---------------
                       Total expenses ........................................................                              985,450
                                                                                                                    ---------------
                       Investment income--net ................................................                           55,659,094
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments (including $262,619 from affiliates)--net ..............       (73,164,162)
                          In-kind redemption--net ............................................        43,525,535
                          Futures contracts--net .............................................           775,521        (28,863,106)
                                                                                                 ---------------
                       Change in unrealized appreciation/depreciation--net:
                          Investments--net ...................................................       122,079,955
                          Futures contracts--net .............................................          (353,920)       121,726,035
                                                                                                 ----------------------------------
                       Total realized and unrealized gain--net ...............................                           92,862,929
                                                                                                                    ---------------
                       Net Increase in Net Assets Resulting from Operations ..................                      $   148,522,023
                                                                                                                    ===============

      See Notes to Financial Statements.


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             23

Statements of Changes in Net Assets                  Master S&P 500 Index Series

                                                                                                         For the Year Ended
                                                                                                             December 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                     2005               2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................................   $    55,659,094    $    54,363,547
                       Realized loss--net ....................................................       (28,863,106)       (31,855,334)
                       Change in unrealized appreciation/depreciation--net ...................       121,726,035        263,686,004
                                                                                                 ----------------------------------
                       Net increase in net assets resulting from operations ..................       148,522,023        286,194,217
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ...........................................       829,736,606      1,018,136,288
                       Fair value of withdrawals .............................................      (970,867,967)      (840,535,190)
                                                                                                 ----------------------------------
                       Net increase (decrease) in net assets derived from capital transactions      (141,131,361)       177,601,098
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..........................................         7,390,662        463,795,315
                       Beginning of year .....................................................     2,938,391,065      2,474,595,750
                                                                                                 ----------------------------------
                       End of year ...........................................................   $ 2,945,781,727    $ 2,938,391,065
                                                                                                 ==================================

      See Notes to Financial Statements.


24      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Financial Highlights                                 Master S&P 500 Index Series

                                                                                        For the Year Ended
                                                                                           December 31,
The following ratios have been derived                          ------------------------------------------------------------------
from information provided in the financial statements.             2005          2004          2003          2002          2001
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ..............         4.96%        10.90%        28.70%       (22.22%)      (11.97%)
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................          .03%          .03%          .04%          .04%          .05%
                                                                ==================================================================
                       Investment income--net ...............         1.84%         1.99%         1.76%         1.59%         1.29%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $2,945,782    $2,938,391    $2,474,596    $1,726,705    $1,893,497
                                                                ==================================================================
                       Portfolio turnover ...................        10.80%         5.84%         3.60%         4.59%         3.21%
                                                                ==================================================================

      See Notes to Financial Statements.

        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             25

Notes to Financial Statements   Master S&P 500 Index Series

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counter party. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains


26      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Notes to Financial Statements (continued)       Master S&P 500 Index Series

      or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of FAM.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets.


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             27

Notes to Financial Statements (concluded)       Master S&P 500 Index Series

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of December 31,2005, the Series lent securities with a value of $141,342,548 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $148,027 in securities lending agent fees from the Series.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

For the year ended December 31, 2005, the Series reimbursed FAM $71,733 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLTC, FAMD, FDS, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities and including proceeds from an in-kind redemption, for the year ended December 31, 2005 were $323,885,684 and $388,757,576 respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended, December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


28      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Report of Independent Registered Public Accounting Firm
                                                     Master S&P 500 Index Series

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of the Quantitative Master Series Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             29

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director/             (Americas Region) thereof from 2000 to 2001 and
            Age: 51        Trustee               Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  General Partner of The Burton Partnership, Limited    23 Funds        Knology, Inc.
Burton      Princeton, NJ  Trustee      present  Partnership (an investment partnership) since 1979;   42 Portfolios   (telecommuni-
            08543-9095                           Managing General Partner of the South Atlantic                        cations) and
            Age: 61                              Venture Funds since 1983; Member of the Investment                    Symbion, Inc.
                                                 Advisory Council of the Florida State Board of                        (health care)
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    1999 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since 1998.   42 Portfolios
Hodrick     08543-9095
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director/    2005 to  President and Chief Executive Officer of Allmerica    23 Funds        ABIOMED
Francis     Princeton, NJ  Trustee      present  Financial Corporation (financial services holding     42 Portfolios   (medical
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from                          device manuf-
            Age: 62                              1995 to 2003; President of Allmerica Investment                       acturer),
                                                 Management Co., Inc. (investment adviser) from                        Cabot Corpor-
                                                 1989 to 2002, Director from 1989 to 2002 and                          ation (chem-
                                                 Chairman of the Board from 1989 to 1990; President,                   icals), LKQ
                                                 Chief Executive Officer and Director of First                         Corporation
                                                 Allmerica Financial Life Insurance Company from 1989                  (auto parts
                                                 to 2002 and Director of various other Allmerica                       manufact-
                                                 Financial companies until 2002; Director since 1989,                  uring) and
                                                 Member of the Governance Nominating Committee                         TJX Com-
                                                 since 2004, Member of the Compensation                                panies, Inc.
                                                 Committee of ABIOMED since 1989 and Member of                         (retailer)
                                                 the Audit Committee of ABIOMED from 1990 to 2004;
                                                 Director and Member of the Governance and
                                                 Nomination Committee of Cabot Corporation and
                                                 Member of the Audit Committee since 1990; Director
                                                 and Member of the Audit Committee and
                                                 Compensation Committee of LKQ Corporation since
                                                 2003; Lead Director of TJX Companies, Inc. since
                                                 1999; Trustee of the Woods Hole Oceanographic
                                                 Institute since 2003.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments from 1993          23 Funds        None
Walsh       Princeton, NJ  Trustee      present  to 2003, and employed in various capacities           42 Portfolios
            08543-9095                           therewith from 1973 to 1992; Director, The
            Age: 64                              National Audubon Society since 1998; Director,
                                                 The American Museum of Fly Fishing since 1997.


30      MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005

Officers and Directors/Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    1998 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss **    Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       42 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals,
            Age: 64                              Director of Michael J. Fox Foundation for Parkinson's                 Inc. (pharma-
                                                 Research since 2000; Director of BTG International                    ceutical
                                                 PLC (a global technology commercialization                            company)
                                                 company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer    1999 to  Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Vincent J.  P.O. Box 9011  Vice         2005 to  Managing Director of MLIM since 2005; Director of MLIM from 1999 to 2005.
Costa       Princeton, NJ  President    present
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Debra L.    P.O. Box 9011  Vice         2005 to  Director of MLIM since 1999.
Jelilian    Princeton, NJ  President    present
            08543-9011
            Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey L.  P.O. Box 9011  Vice         2005 to  Director of MLIM since 2004; Vice President of MLIM from 1994 to 2004.
Russo       Princeton, NJ  President    present
            08543-9011
            Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                              Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Commission's Division of Enforcement in Washington, .D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2005             31

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                               #Index 4 -- 12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick, (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         S&P 500 Index Fund of Merrill Lynch Index Funds, Inc.

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $6,500
                                  Fiscal Year Ending December 31, 2004 - $6,200

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $19,000
                                  Fiscal Year Ending December 31, 2004 - $0

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $5,700
                                  Fiscal Year Ending December 31, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         Master S&P 500 Index Series of Quantitative Master Series Trust

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $35,500
                                  Fiscal Year Ending December 31, 2004 - $33,400

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $16,200
                                  Fiscal Year Ending December 31, 2004 - $15,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2005 - $5,577,771
             Fiscal Year Ending December 31, 2004 - $11,926,355

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.2%                             211,920      Boeing Co.                                       $   14,885,261
                                                        53,748      General Dynamics Corp. (e)                            6,129,959
                                                        34,987      Goodrich Corp.                                        1,437,966
                                                       228,077      Honeywell International, Inc.                         8,495,868
                                                        30,574      L-3 Communications Holdings, Inc.                     2,273,177
                                                        88,870      Lockheed Martin Corp.                                 5,654,798
                                                        95,952      Northrop Grumman Corp.                                5,767,675
                                                       111,274      Raytheon Co.                                          4,467,651
                                                        43,015      Rockwell Collins, Inc.                                1,998,907
                                                       267,396      United Technologies Corp.                            14,950,110
                                                                                                                     --------------
                                                                                                                         66,061,372
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 1.0%                          76,508      FedEx Corp. (e)                                       7,910,162
                                                        14,774      Ryder System, Inc.                                      606,029
                                                       289,700      United Parcel Service, Inc. Class B                  21,770,955
                                                                                                                     --------------
                                                                                                                         30,287,146
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                                        190,595      Southwest Airlines Co.                                3,131,476
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.2%                                  17,930      Cooper Tire & Rubber Co.                                274,688
                                                        36,845      Dana Corp.                                              264,547
                                                        55,493      The Goodyear Tire & Rubber Co. (a)(e)                   964,468
                                                        46,020      Johnson Controls, Inc.                                3,355,318
                                                                                                                     --------------
                                                                                                                          4,859,021
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.4%                                     507,399      Ford Motor Co. (e)                                    3,917,120
                                                       155,306      General Motors Corp. (e)                              3,016,043
                                                        71,359      Harley-Davidson, Inc. (e)                             3,674,275
                                                                                                                     --------------
                                                                                                                         10,607,438
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 2.2%                                       207,285      Anheuser-Busch Cos., Inc.                             8,904,964
                                                        25,988      Brown-Forman Corp. Class B                            1,801,488
                                                       543,428      The Coca-Cola Co.                                    21,905,583
                                                        92,887      Coca-Cola Enterprises, Inc.                           1,780,644
                                                        53,000      Constellation Brands, Inc. Class A (a)                1,390,190
                                                        18,183      Molson Coors Brewing Co. Class B                      1,218,079
                                                        46,022      Pepsi Bottling Group, Inc.                            1,316,689
                                                       435,588      PepsiCo, Inc.                                        25,734,539
                                                                                                                     --------------
                                                                                                                         64,052,176
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.6%                                   324,047      Amgen, Inc. (a)                                      25,554,346
                                                        49,555      Applera Corp. - Applied Biosystems Group              1,316,181
                                                        87,540      Biogen Idec, Inc. (a)                                 3,968,188
                                                        33,734      Chiron Corp. (a)                                      1,499,814
                                                        67,880      Genzyme Corp. (a)                                     4,804,546
                                                       116,500      Gilead Sciences, Inc. (a)                             6,131,395
                                                        69,252      Medimmune, Inc. (a)                                   2,425,205
                                                                                                                     --------------
                                                                                                                         45,699,675
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.2%                                51,300      American Standard Cos., Inc.                          2,049,435
                                                       107,879      Masco Corp.                                           3,256,867
                                                                                                                     --------------
                                                                                                                          5,306,302
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 3.2%                                  65,776      Ameriprise Financial, Inc.                            2,696,816
                                                       203,795      The Bank of New York Co., Inc.                        6,490,871
                                                        27,111      The Bear Stearns Cos., Inc.                           3,132,134
                                                       286,068      The Charles Schwab Corp.                              4,196,618
                                                        88,100      E*Trade Financial Corp. (a)                           1,837,766
                                                        24,100      Federated Investors, Inc. Class B                       892,664
                                                        42,286      Franklin Resources, Inc.                              3,975,307
                                                       118,400      Goldman Sachs Group, Inc.                            15,120,864

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        57,505      Janus Capital Group, Inc.                        $    1,071,318
                                                        67,878      Lehman Brothers Holdings, Inc.                        8,699,923
                                                       101,116      Mellon Financial Corp.                                3,463,223
                                                       241,267      Merrill Lynch & Co., Inc. (b)                        16,341,014
                                                       282,998      Morgan Stanley                                       16,057,307
                                                        54,627      Northern Trust Corp.                                  2,830,771
                                                        89,823      State Street Corp.                                    4,979,787
                                                        30,724      T. Rowe Price Group, Inc.                             2,213,050
                                                                                                                     --------------
                                                                                                                         93,999,433
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.6%                                        54,247      Air Products & Chemicals, Inc.                        3,210,880
                                                        19,758      Ashland, Inc.                                         1,143,988
                                                       249,076      The Dow Chemical Co.                                 10,914,510
                                                       239,373      E.I. du Pont de Nemours & Co.                        10,173,353
                                                        22,850      Eastman Chemical Co. (e)                              1,178,832
                                                        56,814      Ecolab, Inc.                                          2,060,644
                                                        29,897      Engelhard Corp.                                         901,395
                                                        24,859      Hercules, Inc. (a)                                      280,907
                                                        22,196      International Flavors & Fragrances, Inc.                743,566
                                                        69,577      Monsanto Co.                                          5,394,305
                                                        41,587      PPG Industries, Inc.                                  2,407,887
                                                        79,146      Praxair, Inc.                                         4,191,572
                                                        44,203      Rohm & Haas Co. (e)                                   2,140,309
                                                        17,723      Sigma-Aldrich Corp.                                   1,121,689
                                                                                                                     --------------
                                                                                                                         45,863,837
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 5.7%                                 86,203      AmSouth Bancorp                                       2,259,381
                                                       137,200      BB&T Corp. (e)                                        5,750,052
                                                     1,061,206      Bank of America Corp.                                48,974,657
                                                        48,791      Comerica, Inc.                                        2,769,377
                                                        31,502      Compass Bancshares, Inc.                              1,521,232
                                                       142,856      Fifth Third Bancorp (e)                               5,388,528
                                                        38,800      First Horizon National Corp.                          1,491,472
                                                        56,029      Huntington Bancshares, Inc.                           1,330,689
                                                       105,110      KeyCorp                                               3,461,272
                                                        23,800      M&T Bank Corp.                                        2,595,390
                                                        54,000      Marshall & Ilsley Corp.                               2,324,160
                                                       153,856      National City Corp. (e)                               5,164,946
                                                       114,792      North Fork Bancorporation, Inc.                       3,140,709
                                                        78,468      PNC Financial Services Group, Inc.                    4,851,676
                                                       112,454      Regions Financial Corp.                               3,841,429
                                                        91,499      SunTrust Banks, Inc. (e)                              6,657,467
                                                        71,451      Synovus Financial Corp.                               1,929,891
                                                       483,265      U.S. Bancorp                                         14,444,791
                                                       413,726      Wachovia Corp. (e)                                   21,869,556
                                                       439,022      Wells Fargo & Co.                                    27,583,752
                                                        21,302      Zions Bancorporation                                  1,609,579
                                                                                                                     --------------
                                                                                                                        168,960,006
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 0.7%                   64,578      Allied Waste Industries, Inc. (a)                       564,412
                                                        26,058      Avery Dennison Corp.                                  1,440,226
                                                       265,025      Cendant Corp.                                         4,571,681
                                                        42,202      Cintas Corp.                                          1,737,878
                                                        33,702      Equifax, Inc.                                         1,281,350
                                                        28,139      Monster Worldwide, Inc. (a)                           1,148,634
                                                        56,482      Pitney Bowes, Inc.                                    2,386,364

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        48,595      RR Donnelley & Sons Co.                          $    1,662,435
                                                        41,711      Robert Half International, Inc.                       1,580,430
                                                       141,314      Waste Management, Inc.                                4,288,880
                                                                                                                     --------------
                                                                                                                         20,662,290
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.7%                         26,065      ADC Telecommunications, Inc. (a)                        582,292
                                                        43,639      Andrew Corp. (a)                                        468,246
                                                       114,782      Avaya, Inc. (a)                                       1,224,724
                                                       135,695      Ciena Corp. (a)                                         403,014
                                                     1,612,771      Cisco Systems, Inc. (a)                              27,610,640
                                                        51,443      Comverse Technology, Inc. (a)                         1,367,869
                                                       396,675      Corning, Inc. (a)                                     7,798,631
                                                            34      Enterasys Networks, Inc. (a)                                452
                                                       502,687      JDS Uniphase Corp. (a)                                1,186,341
                                                     1,141,958      Lucent Technologies, Inc. (a)(e)                      3,037,608
                                                       652,769      Motorola, Inc.                                       14,746,052
                                                       431,660      QUALCOMN, Inc.                                       18,595,913
                                                        37,394      Scientific-Atlanta, Inc.                              1,610,560
                                                       132,787      Tellabs, Inc. (a)                                     1,447,378
                                                                                                                     --------------
                                                                                                                         80,079,720
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 3.7%                         220,334      Apple Computer, Inc. (a)                             15,839,811
                                                       617,916      Dell, Inc. (a)                                       18,531,301
                                                       622,854      EMC Corp. (a)                                         8,483,271
                                                        76,498      Gateway, Inc. (a)                                       192,010
                                                       752,117      Hewlett-Packard Co.                                  21,533,110
                                                       414,667      International Business Machines Corp.                34,085,627
                                                        34,339      Lexmark International, Inc. Class A (a)(e)            1,539,417
                                                        44,736      NCR Corp. (a)                                         1,518,340
                                                       104,521      Network Appliance, Inc. (a)                           2,822,067
                                                        26,208      QLogic Corp. (a)                                        852,022
                                                       878,056      Sun Microsystems, Inc. (a)                            3,679,055
                                                                                                                     --------------
                                                                                                                        109,076,031
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.1%                       20,161      Fluor Corp.                                           1,557,639
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%                           24,447      Vulcan Materials Co.                                  1,656,284
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.3%                                325,984      American Express Co.                                 16,775,137
                                                        76,167      Capital One Financial Corp. (e)                       6,580,829
                                                       325,272      MBNA Corp.                                            8,831,135
                                                       112,630      SLM Corp.                                             6,204,787
                                                                                                                     --------------
                                                                                                                         38,391,888
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.2%                           27,560      Ball Corp.                                            1,094,683
                                                        25,636      Bemis Co.                                               714,475
                                                        37,625      Pactiv Corp. (a)                                        827,750
                                                        20,669      Sealed Air Corp. (a)                                  1,160,978
                                                        34,706      Temple-Inland, Inc.                                   1,556,564
                                                                                                                     --------------
                                                                                                                          5,354,450
-----------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                                     42,614      Genuine Parts Co.                                     1,871,607
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services - 0.2%                    41,800      Apollo Group, Inc. Class A (a)(e)                     2,527,228
                                                        90,670      H&R Block, Inc.                                       2,225,949
                                                                                                                     --------------
                                                                                                                          4,753,177
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 3.8%                   54,100      CIT Group, Inc.                                       2,801,298
                                                     1,328,236      Citigroup, Inc.                                      64,459,293
                                                       926,456      JPMorgan Chase & Co.                                 36,771,039
                                                        69,180      Moody's Corp.                                         4,249,036

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        76,400      Principal Financial Group, Inc.                  $    3,623,652
                                                                                                                     --------------
                                                                                                                        111,904,318
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                        1,025,535      AT&T, Inc.                                           25,115,352
Services - 2.2%                                        472,834      BellSouth Corp. (e)                                  12,813,801
                                                        34,377      CenturyTel, Inc.                                      1,139,941
                                                        98,918      Citizens Communications Co.                           1,209,767
                                                       433,145      Qwest Communications International Inc. (a)           2,447,269
                                                       736,228      Verizon Communications, Inc.                         22,175,187
                                                                                                                     --------------
                                                                                                                         64,901,317
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.6%                               37,520      Allegheny Energy, Inc. (a)                            1,187,508
                                                       107,520      American Electric Power Co., Inc.                     3,987,917
                                                        52,028      Cinergy Corp.                                         2,209,109
                                                        80,999      Edison International                                  3,532,366
                                                        59,055      Entergy Corp.                                         4,054,126
                                                       177,228      Exelon Corp.                                          9,417,896
                                                       110,714      FPL Group, Inc.                                       4,601,274
                                                        81,316      FirstEnergy Corp.                                     3,983,671
                                                        90,764      PPL Corp. (e)                                         2,668,462
                                                        21,732      Pinnacle West Capital Corp.                             898,618
                                                        72,426      Progress Energy, Inc. (e)                             3,180,950
                                                       188,823      The Southern Co.                                      6,520,058
                                                                                                                     --------------
                                                                                                                         46,241,955
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.4%                             48,144      American Power Conversion Corp.                       1,059,168
                                                        22,352      Cooper Industries Ltd. Class A                        1,631,696
                                                       105,448      Emerson Electric Co.                                  7,876,966
                                                        44,015      Rockwell Automation, Inc.                             2,603,927
                                                                                                                     --------------
                                                                                                                         13,171,757
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                                 113,554      Agilent Technologies, Inc. (a)                        3,780,213
Instruments - 0.3%                                      43,164      Jabil Circuit, Inc. (a)                               1,600,953
                                                        45,562      Molex, Inc.                                           1,182,334
                                                       156,763      Sanmina-SCI Corp. (a)                                   667,810
                                                       215,312      Solectron Corp. (a)                                     788,042
                                                        59,300      Symbol Technologies, Inc.                               760,226
                                                        21,636      Tektronix, Inc.                                         610,352
                                                                                                                     --------------
                                                                                                                          9,389,930
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.7%                      91,700      BJ Services Co.                                       3,362,639
                                                        84,644      Baker Hughes, Inc.                                    5,144,662
                                                       130,504      Halliburton Co.                                       8,086,028
                                                        37,815      Nabors Industries Ltd. (a)(e)                         2,864,486
                                                        42,536      National Oilwell Varco, Inc. (a)                      2,667,007
                                                        40,579      Noble Corp. (e)                                       2,862,443
                                                        35,672      Rowan Cos., Inc.                                      1,271,350
                                                       151,754      Schlumberger Ltd.                                    14,742,901
                                                        82,241      Transocean, Inc. (a)(e)                               5,731,375
                                                        93,300      Weatherford International Ltd. (a)(e)                 3,377,460
                                                                                                                     --------------
                                                                                                                         50,110,351
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 2.4%                         91,166      Albertson's, Inc.                                     1,946,394
                                                       210,136      CVS Corp.                                             5,551,793
                                                       126,424      Costco Wholesale Corp.                                6,254,195
                                                       180,724      The Kroger Co. (a)                                    3,412,069
                                                       109,758      Safeway, Inc.                                         2,596,874
                                                        30,042      SUPERVALU Inc.                                          975,764
                                                       158,300      SYSCO Corporation                                     4,915,215

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       263,524      Walgreen Co. (e)                                 $   11,663,572
                                                       655,855      Wal-Mart Stores, Inc. (e)                            30,694,014
                                                        36,900      Whole Foods Market, Inc.                              2,855,691
                                                                                                                     --------------
                                                                                                                         70,865,581
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.0%                                   163,334      Archer-Daniels-Midland Co. (e)                        4,027,816
                                                        59,035      Campbell Soup Co.                                     1,757,472
                                                       130,378      ConAgra Foods, Inc. (e)                               2,644,066
                                                        86,960      General Mills, Inc.                                   4,288,867
                                                        84,136      HJ Heinz Co.                                          2,837,066
                                                        51,656      The Hershey Co.                                       2,853,994
                                                        74,365      Kellogg Co. (e)                                       3,214,055
                                                        33,200      McCormick & Co., Inc.                                 1,026,544
                                                       191,141      Sara Lee Corp.                                        3,612,565
                                                        67,200      Tyson Foods, Inc. Class A                             1,149,120
                                                        51,870      Wm. Wrigley Jr. Co. (e)                               3,448,836
                                                                                                                     --------------
                                                                                                                         30,860,401
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.0%                                    10,554      Nicor, Inc.                                             414,878
                                                         9,004      Peoples Energy Corp.                                    315,770
                                                                                                                     --------------
                                                                                                                            730,648
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 2.1%                 12,987      Bausch & Lomb, Inc.                                     881,817
                                                       159,927      Baxter International, Inc.                            6,021,252
                                                        61,295      Becton Dickinson & Co.                                3,682,604
                                                        68,235      Biomet, Inc. (e)                                      2,495,354
                                                       163,464      Boston Scientific Corp. (a)                           4,003,233
                                                        30,918      CR Bard, Inc.                                         2,038,115
                                                        35,700      Fisher Scientific International (a)                   2,208,402
                                                        85,121      Guidant Corp.                                         5,511,585
                                                        37,611      Hospira, Inc. (a)                                     1,608,999
                                                       317,540      Medtronic, Inc. (e)                                  18,280,778
                                                        10,555      Millipore Corp. (a)                                     697,052
                                                        26,484      PerkinElmer, Inc.                                       623,963
                                                        91,888      St. Jude Medical, Inc. (a)                            4,612,778
                                                        81,310      Stryker Corp.                                         3,612,603
                                                        40,757      Thermo Electron Corp. (a)                             1,228,008
                                                        29,220      Waters Corp. (a)                                      1,104,516
                                                        62,177      Zimmer Holdings, Inc. (a)                             4,193,217
                                                                                                                     --------------
                                                                                                                         62,804,276
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services - 3.2%                 78,084      Aetna, Inc. New Shares                                7,364,102
                                                        60,286      AmerisourceBergen Corp.                               2,495,840
                                                       108,291      Cardinal Health, Inc. (e)                             7,445,006
                                                       114,435      Caremark Rx, Inc. (a)                                 5,926,589
                                                        35,196      Cigna Corp.                                           3,931,393
                                                        46,500      Coventry Health Care, Inc. (a)                        2,648,640
                                                        36,000      Express Scripts, Inc. (a)                             3,016,800
                                                       100,696      HCA, Inc.                                             5,085,148
                                                        69,200      Health Management Associates, Inc. Class A            1,519,632
                                                        39,404      Humana, Inc. (a)                                      2,140,819
                                                        58,140      IMS Health, Inc.                                      1,448,849
                                                        33,600      Laboratory Corp. of America Holdings (a)              1,809,360
                                                        21,604      Manor Care, Inc.                                        859,191
                                                        78,384      McKesson Corp.                                        4,043,831
                                                        80,901      Medco Health Solutions, Inc. (a)                      4,514,276
                                                        36,700      Patterson Cos., Inc. (a)                              1,225,780

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        48,500      Quest Diagnostics, Inc.                          $    2,496,780
                                                       113,737      Tenet Healthcare Corp. (a)                              871,225
                                                       361,656      UnitedHealth Group, Inc.                             22,473,304
                                                       165,084      WellPoint, Inc. (a)                                  13,172,052
                                                                                                                     --------------
                                                                                                                         94,488,617
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.6%                   119,380      Carnival Corp. (e)                                    6,383,249
                                                        39,907      Darden Restaurants, Inc.                              1,551,584
                                                        50,530      Harrah's Entertainment, Inc. (e)                      3,602,284
                                                        96,131      Hilton Hotels Corp.                                   2,317,718
                                                        90,420      International Game Technology (e)                     2,783,128
                                                        47,727      Marriott International, Inc. Class A                  3,196,277
                                                       324,418      McDonald's Corp.                                     10,939,375
                                                       210,424      Starbucks Corp. (a)                                   6,314,824
                                                        55,868      Starwood Hotels & Resorts Worldwide, Inc.             3,567,730
                                                        34,972      Wendy's International, Inc.                           1,932,553
                                                        70,434      Yum! Brands, Inc.                                     3,301,946
                                                                                                                     --------------
                                                                                                                         45,890,668
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.8%                               22,342      Black & Decker Corp.                                  1,942,860
                                                        36,268      Centex Corp.                                          2,592,799
                                                        69,400      DR Horton, Inc.                                       2,479,662
                                                        35,615      Fortune Brands, Inc.                                  2,778,682
                                                        22,822      KB HOME                                               1,658,247
                                                        46,816      Leggett & Platt, Inc.                                 1,074,895
                                                        39,522      Lennar Corp. Class A (e)                              2,411,632
                                                        19,003      Maytag Corp.                                            357,636
                                                        65,854      Newell Rubbermaid, Inc.                               1,566,008
                                                        60,972      Pulte Homes, Inc.                                     2,399,858
                                                        14,352      Snap-On, Inc.                                           539,061
                                                        19,443      The Stanley Works                                       934,042
                                                        20,360      Whirlpool Corp.                                       1,705,354
                                                                                                                     --------------
                                                                                                                         22,440,736
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 2.3%                               42,198      Clorox Co.                                            2,400,644
                                                       139,181      Colgate-Palmolive Co.                                 7,634,078
                                                       127,823      Kimberly-Clark Corp.                                  7,624,642
                                                       879,964      Procter & Gamble Co.                                 50,932,316
                                                                                                                     --------------
                                                                                                                         68,591,680
-----------------------------------------------------------------------------------------------------------------------------------
IT Services - 1.0%                                      34,000      Affiliated Computer Services, Inc. Class A (a)        2,012,120
                                                       146,180      Automatic Data Processing, Inc.                       6,708,200
                                                        43,650      Computer Sciences Corp. (a)                           2,210,436
                                                        35,314      Convergys Corp. (a)                                     559,727
                                                       128,787      Electronic Data Systems Corp. (e)                     3,096,039
                                                       206,400      First Data Corp.                                      8,877,264
                                                        50,492      Fiserv, Inc. (a)                                      2,184,789
                                                        93,558      Paychex, Inc. (e)                                     3,566,431
                                                        33,673      Sabre Holdings Corp. Class A                            811,856
                                                        79,882      Unisys Corp. (a)                                        465,712
                                                                                                                     --------------
                                                                                                                         30,492,574
-----------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                          161,760      The AES Corp. (a)(e)                                  2,560,661
Energy Traders - 0.6%                                   49,149      Constellation Energy Group, Inc.                      2,830,982
                                                       234,519      Duke Energy Corp. (e)                                 6,437,547
                                                       104,771      Dynegy, Inc. Class A (a)                                507,092
                                                       131,244      TXU Corp.                                             6,587,136
                                                                                                                     --------------
                                                                                                                         18,923,418

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 4.4%                        199,488      3M Co.                                           $   15,460,320
                                                     2,774,181      General Electric Co.                                 97,235,044
                                                        33,714      Textron, Inc.                                         2,595,304
                                                       535,025      Tyco International Ltd.                              15,440,821
                                                                                                                     --------------
                                                                                                                        130,731,489
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.9%                                        77,010      ACE Ltd.                                              4,115,414
                                                        25,666      AMBAC Financial Group, Inc.                           1,977,822
                                                        78,085      AON Corp. (e)                                         2,807,156
                                                       125,799      Aflac, Inc. (e)                                       5,839,590
                                                       175,944      The Allstate Corp.                                    9,513,292
                                                       681,507      American International Group, Inc.                   46,499,223
                                                        50,953      Chubb Corp.                                           4,975,560
                                                        43,091      Cincinnati Financial Corp.                            1,925,306
                                                        92,300      Genworth Financial, Inc. Class A                      3,191,734
                                                        77,325      Hartford Financial Services Group, Inc.               6,641,444
                                                        33,136      Jefferson-Pilot Corp.                                 1,886,432
                                                        51,219      Lincoln National Corp.                                2,716,144
                                                        38,890      Loews Corp.                                           3,688,717
                                                        39,845      MBIA, Inc.                                            2,397,075
                                                       137,398      Marsh & McLennan Cos., Inc.                           4,363,760
                                                       193,742      Metlife, Inc.                                         9,493,358
                                                        49,700      The Progressive Corp.                                 5,803,966
                                                       132,000      Prudential Financial, Inc.                            9,661,080
                                                        35,122      Safeco Corp.                                          1,984,393
                                                       180,427      The St. Paul Travelers Cos., Inc. (e)                 8,059,674
                                                        27,356      Torchmark Corp.                                       1,520,994
                                                        76,667      UnumProvident Corp.                                   1,744,174
                                                        45,105      XL Capital Ltd. Class A                               3,039,175
                                                                                                                     --------------
                                                                                                                        143,845,483
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.6%                        74,100      Amazon.com, Inc. (a)(e)                               3,493,815
                                                       297,500      eBay, Inc. (a)(e)                                    12,866,875
                                                                                                                     --------------
                                                                                                                         16,360,690
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 0.4%                    326,260      Yahoo!, Inc. (a)                                     12,782,867
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.2%                     22,464      Brunswick Corp.                                         913,386
                                                        83,053      Eastman Kodak Co.                                     1,943,440
                                                        42,694      Hasbro, Inc.                                            861,565
                                                        96,434      Mattel, Inc.                                          1,525,586
                                                                                                                     --------------
                                                                                                                          5,243,977
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.4%                                       181,588      Caterpillar, Inc. (e)                                10,490,339
                                                        14,409      Cummins, Inc.                                         1,292,920
                                                        68,250      Danaher Corp.                                         3,806,985
                                                        67,098      Deere & Co.                                           4,570,045
                                                        49,459      Dover Corp.                                           2,002,595
                                                        41,950      Eaton Corp.                                           2,814,426
                                                        22,196      ITT Industries, Inc.                                  2,282,193
                                                        57,221      Illinois Tool Works, Inc.                             5,034,876
                                                        89,496      Ingersoll-Rand Co. Class A                            3,612,954
                                                        17,258      Navistar International Corp. (a)                        493,924
                                                        41,874      Paccar, Inc.                                          2,898,937
                                                        30,003      Pall Corp.                                              805,881
                                                        30,888      Parker Hannifin Corp.                                 2,037,372
                                                                                                                     --------------
                                                                                                                         42,143,447

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
Media - 3.4%                                           145,054      Clear Channel Communications, Inc. (e)           $    4,561,958
                                                       469,343      Comcast Corp. Class A (a)(e)                         12,184,144
                                                       104,405      Comcast Corp. Special Class A (a)                     2,682,164
                                                        19,419      Dow Jones & Co., Inc.                                   689,180
                                                        21,700      EW Scripps Co. Class A                                1,042,034
                                                        67,479      Gannett Co., Inc.                                     4,087,203
                                                        97,186      Interpublic Group of Cos., Inc. (a)                     937,845
                                                        19,151      Knight-Ridder, Inc.                                   1,212,258
                                                        92,516      The McGraw-Hill Cos., Inc.                            4,776,601
                                                        12,221      Meredith Corp.                                          639,647
                                                        35,847      New York Times Co. Class A                              948,153
                                                       656,900      News Corp. Class A (e)                               10,214,795
                                                        49,797      Omnicom Group                                         4,239,219
                                                     1,224,184      Time Warner, Inc. (e)                                21,349,769
                                                        74,542      Tribune Co.                                           2,255,641
                                                        65,871      Univision Communications, Inc. Class A (a)            1,935,949
                                                       410,163      Viacom, Inc. Class B (a)                             13,371,314
                                                       492,147      Walt Disney Co.                                      11,796,764
                                                                                                                     --------------
                                                                                                                         98,924,638
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.8%                                 225,245      Alcoa, Inc.                                           6,660,495
                                                        20,428      Allegheny Technologies, Inc.                            737,042
                                                        52,134      Freeport-McMoRan Copper & Gold, Inc. Class B          2,804,809
                                                       111,386      Newmont Mining Corp. (e)                              5,948,012
                                                        44,032      Nucor Corp.                                           2,937,815
                                                        27,488      Phelps Dodge Corp.                                    3,954,699
                                                        33,222      United States Steel Corp.                             1,596,982
                                                                                                                     --------------
                                                                                                                         24,639,854
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 1.1%                                  48,381      Ameren Corp. (e)                                      2,479,042
                                                        66,414      CMS Energy Corp. (a)                                    963,667
                                                        76,570      Centerpoint Energy, Inc.                                983,925
                                                        70,825      Consolidated Edison, Inc. (e)                         3,281,322
                                                        40,538      DTE Energy Co. (e)                                    1,750,836
                                                        93,953      Dominion Resources, Inc.                              7,253,172
                                                        38,661      KeySpan Corp.                                         1,379,811
                                                        59,637      NiSource, Inc.                                        1,244,028
                                                        98,477      PG&E Corp.                                            3,655,466
                                                           900      Progress Energy, Inc. (a)(e)                                 58
                                                        66,864      Public Service Enterprise Group, Inc. (e)             4,344,154
                                                        61,138      Sempra Energy                                         2,741,428
                                                        47,396      TECO Energy, Inc.                                       814,263
                                                        97,202      Xcel Energy, Inc. (e)                                 1,794,349
                                                                                                                     --------------
                                                                                                                         32,685,521
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 1.1%                                 27,795      Big Lots, Inc. (a)                                      333,818
                                                        20,364      Dillard's, Inc. Class A                                 505,434
                                                        76,650      Dollar General Corp.                                  1,461,716
                                                        47,964      Family Dollar Stores, Inc.                            1,189,028
                                                        73,140      Federated Department Stores                           4,851,376
                                                        64,798      JC Penney Co., Inc.                                   3,602,769
                                                        87,109      Kohl's Corp. (a)                                      4,233,497

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        63,172      Nordstrom, Inc.                                  $    2,362,633
                                                        24,407      Sears Holdings Corp. (a)(e)                           2,819,741
                                                       226,235      Target Corp. (e)                                     12,436,138
                                                                                                                     --------------
                                                                                                                         33,796,150
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                              241,102      Xerox Corp. (a)                                       3,532,144
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 7.6%                      19,867      Amerada Hess Corp.                                    2,519,533
                                                        61,261      Anadarko Petroleum Corp.                              5,804,480
                                                        82,642      Apache Corp.                                          5,662,630
                                                        96,636      Burlington Resources, Inc. (e)                        8,330,023
                                                       589,460      Chevron Corp.                                        33,463,644
                                                       368,178      ConocoPhillips                                       21,420,596
                                                       116,994      Devon Energy Corp.                                    7,316,805
                                                        64,140      EOG Resources, Inc. (e)                               4,705,952
                                                       159,715      El Paso Corp.                                         1,942,134
                                                     1,633,712      Exxon Mobil Corp. (d)                                91,765,603
                                                        33,534      Kerr-McGee Corp.                                      3,046,899
                                                        31,134      Kinder Morgan, Inc.                                   2,862,771
                                                        99,272      Marathon Oil Corp.                                    6,052,614
                                                        45,800      Murphy Oil Corp.                                      2,472,742
                                                       103,529      Occidental Petroleum Corp.                            8,269,897
                                                        38,170      Sunoco, Inc.                                          2,991,765
                                                       158,600      Valero Energy Corp.                                   8,183,760
                                                       143,486      Williams Cos., Inc.                                   3,324,571
                                                        90,333      XTO Energy, Inc.                                      3,969,232
                                                                                                                     --------------
                                                                                                                        224,105,651
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.4%                         124,262      International Paper Co.                               4,176,446
                                                        36,128      Louisiana-Pacific Corp.                                 992,436
                                                        49,272      MeadWestvaco Corp.                                    1,381,094
                                                        60,361      Weyerhaeuser Co.                                      4,004,349
                                                                                                                     --------------
                                                                                                                         10,554,325
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.1%                                18,392      Alberto-Culver Co. Class B                              841,434
                                                       117,160      Avon Products, Inc.                                   3,344,918
                                                                                                                     --------------
                                                                                                                          4,186,352
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.4%                                 407,317      Abbott Laboratories                                  16,060,509
                                                        36,064      Allergan, Inc.                                        3,893,469
                                                       501,261      Bristol-Myers Squibb Co.                             11,518,978
                                                       298,477      Eli Lilly & Co. (e)                                  16,890,813
                                                        89,664      Forest Laboratories, Inc. (a)                         3,647,532
                                                       786,577      Johnson & Johnson                                    47,273,278
                                                        56,555      King Pharmaceuticals, Inc. (a)                          956,911
                                                       574,057      Merck & Co., Inc.                                    18,260,753
                                                        64,500      Mylan Laboratories                                    1,287,420
                                                     1,935,481      Pfizer, Inc.                                         45,135,417
                                                       380,625      Schering-Plough Corp.                                 7,936,031
                                                        26,481      Watson Pharmaceuticals, Inc. (a)                        860,897
                                                       352,399      Wyeth                                                16,235,022
                                                                                                                     --------------
                                                                                                                        189,957,030
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.8%                                      21,400      Apartment Investment & Management Co. Class A           810,418
                                                        51,000      Archstone-Smith Trust                                 2,136,390
                                                        97,364      Equity Office Properties Trust                        2,953,050
                                                        80,340      Equity Residential                                    3,142,901
                                                        44,000      Plum Creek Timber Co., Inc.                           1,586,200
                                                        70,500      Prologis                                              3,293,760

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        26,400      Public Storage, Inc.                             $    1,787,808
                                                        52,300      Simon Property Group, Inc. (e)                        4,007,749
                                                        34,700      Vornado Realty Trust                                  2,896,409
                                                                                                                     --------------
                                                                                                                         22,614,685
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.7%                                      93,494      Burlington Northern Santa Fe Corp.                    6,621,245
                                                        52,878      CSX Corp.                                             2,684,616
                                                        99,442      Norfolk Southern Corp.                                4,457,985
                                                        71,776      Union Pacific Corp. (e)                               5,778,686
                                                                                                                     --------------
                                                                                                                         19,542,532
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                         108,447      Advanced Micro Devices, Inc. (a)(e)                   3,318,478
Equipment - 3.3%                                        97,590      Altera Corp. (a)                                      1,808,343
                                                        92,116      Analog Devices, Inc.                                  3,304,201
                                                       410,376      Applied Materials, Inc.                               7,362,145
                                                        75,467      Applied Micro Circuits Corp. (a)                        193,950
                                                        78,381      Broadcom Corp. Class A (a)                            3,695,664
                                                       100,458      Freescale Semiconductor, Inc. Class B (a)             2,528,528
                                                     1,582,831      Intel Corp.                                          39,507,462
                                                        56,537      Kla-Tencor Corp.                                      2,788,970
                                                        91,166      LSI Logic Corp. (a)                                     729,328
                                                        81,799      Linear Technology Corp.                               2,950,490
                                                        90,460      Maxim Integrated Products, Inc. (e)                   3,278,270
                                                       150,068      Micron Technology, Inc. (a)                           1,997,405
                                                        89,972      National Semiconductor Corp. (e)                      2,337,473
                                                        43,500      Novellus Systems, Inc. (a)                            1,049,220
                                                        49,720      Nvidia Corp. (a)                                      1,817,763
                                                        42,954      PMC-Sierra, Inc. (a)                                    331,175
                                                        46,332      Teradyne, Inc. (a)                                      675,057
                                                       426,272      Texas Instruments, Inc.                              13,670,543
                                                        95,793      Xilinx, Inc. (e)                                      2,414,941
                                                                                                                     --------------
                                                                                                                         95,759,406
-----------------------------------------------------------------------------------------------------------------------------------
Software - 3.5%                                        149,850      Adobe Systems, Inc.                                   5,538,456
                                                        60,728      Autodesk, Inc.                                        2,608,268
                                                        54,220      BMC Software, Inc. (a)                                1,110,968
                                                        42,305      Citrix Systems, Inc. (a)                              1,217,538
                                                       128,012      Computer Associates International, Inc.               3,608,658
                                                        87,649      Compuware Corp. (a)                                     786,212
                                                        81,100      Electronic Arts, Inc. (a)                             4,242,341
                                                        49,452      Intuit, Inc. (a)                                      2,635,792
                                                        25,827      Mercury Interactive Corp. (a)                           717,732
                                                     2,403,324      Microsoft Corp. (d)                                  62,846,923
                                                        93,324      Novell, Inc. (a)                                        824,051
                                                       976,285      Oracle Corp. (a)                                     11,920,440
                                                        63,665      Parametric Technology Corp. (a)                         388,357
                                                       122,337      Siebel Systems, Inc.                                  1,294,325
                                                       278,317      Symantec Corp. (a)                                    4,870,547
                                                                                                                     --------------
                                                                                                                        104,610,608
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 2.3%                                 58,800      AutoNation, Inc. (a)                                  1,277,724
                                                        16,977      AutoZone, Inc. (a)                                    1,557,640
                                                        81,024      Bed Bath & Beyond, Inc. (a)                           2,929,018
                                                       110,569      Best Buy Co., Inc. (e)                                4,807,540
                                                        47,423      Circuit City Stores, Inc.                             1,071,286
                                                       160,813      The Gap, Inc.                                         2,836,741

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

                                                        Shares
Industry                                                  Held      Common Stocks                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       557,686      Home Depot, Inc. (e)                             $   22,575,129
                                                        91,294      Limited Brands                                        2,040,421
                                                       201,540      Lowe's Cos., Inc. (e)                                13,434,656
                                                        78,158      Office Depot, Inc. (a)                                2,454,161
                                                        24,524      OfficeMax, Inc.                                         621,929
                                                        39,598      RadioShack Corp.                                        832,746
                                                        35,292      The Sherwin-Williams Co.                              1,602,963
                                                       183,451      Staples, Inc.                                         4,166,172
                                                       121,648      TJX Cos., Inc.                                        2,825,883
                                                        35,001      Tiffany & Co.                                         1,340,188
                                                                                                                     --------------
                                                                                                                         66,374,197
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods - 0.4%                 94,800      Coach, Inc. (a)                                       3,160,632
                                                        30,860      Jones Apparel Group, Inc.                               948,019
                                                        24,338      Liz Claiborne, Inc.                                     871,787
                                                        46,310      Nike, Inc. Class B                                    4,019,245
                                                        16,887      Reebok International Ltd.                               983,330
                                                        26,767      VF Corp.                                              1,481,286
                                                                                                                     --------------
                                                                                                                         11,464,299
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.6%                      150,910      Countrywide Financial Corp.                           5,159,613
                                                       258,273      Fannie Mae                                           12,606,305
                                                       177,703      Freddie Mac (e)                                      11,612,891
                                                        71,596      Golden West Financial Corp. (e)                       4,725,336
                                                        23,380      MGIC Investment Corp.                                 1,538,872
                                                        87,600      Sovereign Bancorp, Inc.                               1,893,912
                                                       252,011      Washington Mutual, Inc. (e)                          10,962,479
                                                                                                                     --------------
                                                                                                                         48,499,408
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.5%                                         546,718      Altria Group, Inc.                                   40,850,769
                                                        25,700      Reynolds American, Inc.                               2,449,981
                                                        40,535      UST, Inc.                                             1,655,044
                                                                                                                     --------------
                                                                                                                         44,955,794
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.1%                 20,845      WW Grainger, Inc.                                     1,482,079
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                             104,037      Alltel Corp.                                          6,564,735
Services - 0.8%                                        775,515      Sprint Nextel Corp.                                  18,116,030
                                                                                                                     --------------
                                                                                                                         24,680,765
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks
                                                                    (Cost - $2,397,523,040) - 100.4%                  2,957,512,586
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Beneficial
                                                      Interest      Short - Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                  $  5,655,927      Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                                    Series I (b)                                          5,655,927
                                                   335,568,900      Merrill Lynch Liquidity Series, LLC
                                                                    Money Market Series (b)(c)                          335,568,900
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Short-Term Securities                         341,224,827
                                                                    (Cost - $341,224,827) - 11.6%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Investments
                                                                    (Cost - $2,738,747,867*)  - 112.0%                3,298,737,413

                                                                    Liabilities in Excess of Other Assets - (12.0%)    (352,955,686)
                                                                                                                     --------------
                                                                    Net Assets - 100.0%                              $2,945,781,727
                                                                                                                     ==============

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2005

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                            $ 2,824,974,688
                                                                ===============
      Gross unrealized appreciation                             $   680,614,727
      Gross unrealized depreciation                                (206,852,002)
                                                                ---------------
      Net unrealized appreciation                               $   473,762,725
                                                                ===============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------------------
                                                                                         Dividend/Interest
      Affiliate                                                          Net Activity          Income
      ----------------------------------------------------------------------------------------------------
      Merrill Lynch & Co.                                                      (2,300)       $ 192,551
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I           $  (8,174,589)       $ 484,157
      Merrill Lynch Liquidity Series, LLC Money Market Series           $ 140,261,620        $ 342,485
      ----------------------------------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security, or a portion of security, is on loan.

o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration         Face       Unrealized
      Contracts          Issue            Date            Value     Depreciation
      --------------------------------------------------------------------------
            43      S&P 500  Index     March 2006     $ 13,560,267   $ (71,167)
      --------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master S&P 500 Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 23, 2006 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 21, 2006


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 21, 2006